Other Real Estate Owned	12 Months Ended
Dec. 31, 2011
Other Real Estate Owned [Abstract]
Other Real Estate Owned
(7)  Other Real Estate Owned

The aggregate carrying amount of Other Real Estate Owned (OREO) at December 31, 2011 and 2010 was $20,445,805 and $20,207,806, respectively.  All of the Company's other real estate owned represents properties acquired through foreclosure or deed in lieu of foreclosure.  The following table details the change in OREO during 2011 and 2010.

	December 31
	2011	2010

Balance, Beginning of Year	$20,207,806	$19,705,044

Additions	12,555,622	13,159,402
Sales of OREO	(9,804,669)	(9,531,210)
Loss on Sale	(1,102,613)	(1,832,256)
Provision for Losses	(1,411,061)	(1,293,174)

Balance, End of Year	$20,445,085	$20,207,806